Earnings Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Earnings Per Share

Note 5. Earnings Per Share

For purposes of this calculation, stock warrants, outstanding stock options, convertible debt and unvested restricted shares are considered common stock equivalents using the treasury stock method, and are the only such equivalents outstanding. For all periods presented, all common stock equivalents outstanding were anti-dilutive.

The following table summarizes equivalent units outstanding that were excluded from the earnings per share calculation because their effects were anti-dilutive (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Common stock purchase warrants	279	279	279	279
Stock options	72	58	72	58
Convertible Note	—	157	—	157
Advance from NDX	—	94	—	94
Restricted shares of common stock	—	1	—	1
	351	589	351	589